UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Filing (Date of Report and Earliest Event Reported): September 30, 2005
CTS CORPORATION
(Exact Name of Company as Specified in Its Charter)

Indiana (State or Other Jurisdiction of Incorporation)	1-4639 (Commission File Numbers)	35-0225010 (I.R.S. Employer Identification Nos.)

905 West Boulevard North Elkhart, Indiana (Address of Principal Executive Offices)	46514 (Zip Code)
Company’s Telephone Number, Including Area Code:       (574) 293-7511

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
     On September 30, 2005, CTS Corporation (the “Company”) issued notices of non-renewal under the terms of Severance Agreements entered into between the Company and its officers, general managers and managing directors in 2002. Prototypes of these agreements were filed as Exhibit 10(k) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission on February 14, 2003. The Severance Agreements will expire on December 31, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION
By:	/s/ James L. Cummins
James L. Cummins
Senior Vice President Administration

Date: September 30, 2005